UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2022

SAVE FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40403	26-4684680
(Commission File Number)	(I.R.S. Employer Identification No.)

730 NW 107 Avenue

Miami, Florida, 33172

(Address of principal executive offices) (Zip Code)

Tel: (347) 468 9583

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.0001 per share	SVFD	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Interim Chief Financial Officer

On April 18, 2022, Mr. Omri Kanterovich tendered his resignation as the Interim Chief Financial Officer, Treasurer and Secretary of Save Foods, Inc. (the “Company”). Mr. Kanterovich was appointed to serve in such capacities on an interim basis and until such time that the Company identified and appointed a full-time Chief Financial Officer. Furthermore, Mr. Kanterovich’s resignation was due to personal reasons and there were no disagreements between him and the Company or the board of directors (the “Board”).

Appointment of Chief Financial Officer

On April 17, 2022, the Board resolved to appoint Ms. Lital Barda, the Company’s current financial controller, as the Company’s Chief Financial Officer, Treasurer and Secretary, which appointment entered into effect on April 18, 2022. Below is a description of the relevant business experience for Ms. Barda:

Ms. Lital Barda (35) serves as the Company’s Chief Financial Officer as of April 18, 2022. Prior to her appointment as the Company’s Chief Financial Officer, Ms. Barda served as an accountant and financial controller for Shlomo Zakai, CPA, beginning in November 2017, and provided a wide range of accounting and controlling services for publicly traded and private companies, including the Company. Ms. Barda holds a B.A. in accounting from the Ono Academic College in Kiryat Ono, Israel. Ms. Barda is also a certified public accountant in Israel.

In connection with Ms. Barda’s appointment as the Company’s Chief Financial Officer, Treasurer and Secretary, the Board resolved to approve the following terms of compensation, effective immediately upon the effectiveness of Ms. Barda’s appointment: (a) a monthly base salary of NIS 25,000 and (b) a grant of options to purchase such number of shares of the Company’s common stock, par value $0.0001 per share, as shall be agreed upon between Ms. Barda and the Board on a future date, and which shall be in accordance with the terms of the Company’s future equity incentive plan.

There are no other arrangements or understandings pursuant to which Ms. Barda was appointed Chief Financial Officer. There are no family relationships among any of the Company’s directors, executive officers, and Ms. Barda. There are no related party transactions between the Company and Ms. Barda reportable under Item 404 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVE FOODS, INC.

	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer

Date: April 18, 2022